Exhibit 32.2

Certification of Principal Financial Officer

Certification Pursuant to 18 U.S.C. Section 1350, as Amended,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Chet Billingsley, Principal Financial officer of Mentor Capital, Inc. (the “Company”), hereby certify pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that to my knowledge:

1.	The Company’s Annual Report on Form 10-K for the period ended December 31, 2024, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 31, 2025

/s/ CHET BILLINGSLEY
Chet Billingsley
Principal Financial Officer